Exhibit 99.1

Gores Metropoulos, Inc. reminds stockholders

to vote in favor of the business combination with Luminar Technologies, Inc.

LOS ANGELES, CALIFORNIA – November 24, 2020 – Gores Metropoulos, Inc. (NASDAQ: GMHI, GMHIU and GMHIW) (the “Company”), a special purpose acquisition company sponsored by an affiliate of The Gores Group, LLC, a global investment firm founded in 1987 by Alec Gores, and by an affiliate of Dean Metropoulos, Metropoulos & Co., reminds stockholders to vote in favor of the approval of the Company’s proposed business combination with Luminar Technologies, Inc. (“Luminar”), the global leader in automotive lidar hardware and software technology, and the related proposals to be voted upon at the Company’s Special Meeting in Lieu of the Company’s 2020 Annual Meeting of Stockholders (the “Special Meeting”). In light of public health concerns regarding the coronavirus (COVID-19) pandemic, the Special Meeting will be held via live webcast at https://www.cstproxy.com/goresmetropoulos/sm2020, on December 1, 2020, at 9:00 a.m. Eastern Time as described in the Company’s proxy statement/consent solicitation statement/prospectus dated October 29, 2020 (the “Proxy Statement”).

All stockholders of record of the Company’s common stock as of the close of business on October 14, 2020 are entitled to vote their shares represented in person via the virtual meeting platform or by proxy at the Special Meeting. In connection with the proposed transaction, the Company filed the final Proxy Statement with the SEC on October 29, 2020, and the Proxy Statement and proxy card were mailed shortly thereafter to the Company’s stockholders of record as of the close of business on October 14, 2020. If any of the stockholders of the Company have not received the Proxy Statement, such stockholder should confirm the proxy’s status with their broker, or contact Morrow Sodali LLC, the Company’s proxy solicitor, for help, toll-free at (800) 662-5200 (banks and brokers can call collect at (203) 658-9400).

Every stockholder’s vote is important, regardless of the number of shares the stockholder holds. Accordingly, the Company requests that each stockholder of record as of the close of business on October 14, 2020 complete, sign, date and return a proxy card, if it has not already done so, to ensure that the stockholder’s shares will be represented at the Special Meeting. Stockholders which hold shares in “street name,” meaning that their shares are held of record by a broker, bank or other nominee, should contact their broker, bank or nominee to ensure that their shares are voted.

The Special Meeting can be accessed by visiting https://www.cstproxy.com/goresmetropoulos/sm2020, where you will be able to listen to the meeting live and vote during the meeting. Additionally, you have the option to listen only to the Special Meeting by dialing +1 877-770-3647 (toll-free within the U.S. and Canada) or +1 312-780-0854 (outside of the U.S. and Canada, standard rates apply). The passcode for telephone access is 11499520#, but please note that you cannot vote or ask questions if you choose to participate telephonically. Please note that you will only be able to access the Special Meeting by means of remote communication.at 9:00 a.m., Eastern time, on December 1, 2020.

Additional Information about the Transactions and Where to Find It

The Company has filed with the SEC a registration statement on Form S-4 (the “Registration Statement”) and has mailed the definitive proxy statement/consent solicitation statement/prospectus contained therein and other relevant documents to its stockholders. The Registration Statement is now effective. The Registration Statement, including the proxy statement/consent solicitation statement/prospectus contained therein, contains important information about the proposed transactions contemplated by the Merger Agreement and the other matters to be voted upon at the Special Meeting and is not intended to provide the basis for any investment decision or any other decision in respect of such matters. Company stockholders and other interested persons are advised to read the Registration Statement and the Proxy Statement, as well as any amendments or supplements thereto, because they contain or will contain important information about the proposed transactions. The record date established for voting on the proposed transactions contemplated by the Merger Agreement and the other matters to be voted upon at the Special Meeting was set as October 14, 2020. The definitive Proxy Statement was mailed to Company stockholders as of November 2, 2020. Company stockholders may also obtain copies of the definitive Proxy Statement, without charge, at the SEC’s website at www.sec.gov or by directing a request to: Gores Metropoulos, Inc., 9800 Wilshire Boulevard, Beverly Hills, CA 90212, attention: Jennifer Kwon Chou (email: jchou@gores.com).

Participants in Solicitation

The Company, Luminar and their respective directors and officers may be deemed participants in the solicitation of proxies of Company stockholders in connection with the proposed transactions. Company stockholders and other interested persons may obtain, without charge, more detailed information regarding the directors and officers of the Company in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019, which was filed with the SEC on March 13, 2020. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to Company stockholders in connection with the proposed transactions contemplated by the Merger Agreement and other matters to be voted upon at the Special Meeting is set forth in the definitive Proxy Statement. Additional information regarding the interests of participants in the solicitation of proxies in connection with the proposed transactions is included in the Registration Statement.

Forward Looking Statements

This communication may contain a number of “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements include information concerning the Company’s or Luminar’s possible or assumed future results of operations, business strategies, debt levels, competitive position, industry environment, potential growth opportunities and the effects of regulation, including whether this transaction will generate returns for stockholders. These forward-looking statements are based on the Company’s or Luminar’s management’s current expectations, estimates, projections and beliefs, as well as a number of assumptions concerning future events. When used in this press release, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements.

These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside the Company’s or Luminar’s management’s control, that could cause actual results to differ materially from the results discussed in the forward-looking statements. These risks, uncertainties, assumptions and other important factors include, but are not limited to: (a) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement and the proposed transactions contemplated thereby; (b) the inability to complete the transactions contemplated by the Merger Agreement due to the failure to obtain approval of the stockholders of the Company or other conditions to closing in the Merger Agreement; (c) the ability to meet Nasdaq’s listing standards following the consummation of the transactions contemplated by the Merger Agreement; (d) the risk that the proposed transactions disrupt current plans and operations of Luminar or its subsidiaries as a result of the announcement and consummation of the transactions described herein; (e) the ability to recognize the anticipated benefits of the proposed transactions, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (f) costs related to the proposed transactions; (g) changes in applicable laws or regulations; (h) the possibility that Luminar may be adversely affected by other economic, business and/or competitive factors; and (i) other risks and uncertainties indicated from time to time in the final prospectus of the Company, including those under “Risk Factors” therein, and other documents filed or to be filed with the SEC by the Company. You are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made.

Forward-looking statements included in this communication speak only as of the date of this communication. Except as required by law, neither the Company nor Luminar undertakes any obligation to update or revise its forward-looking statements to reflect events or circumstances after the date of this release. Additional risks and uncertainties are identified and discussed in the Company’s reports filed with the SEC and available at the SEC’s website at www.sec.gov.

Disclaimer

This communication is for informational purposes only and shall not constitute an offer to sell or the solicitation of an offer to buy any securities pursuant to the proposed transactions or otherwise, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Contacts

Investors

Michael Beer

michaelbeer@luminartech.com

Media

Jennifer Kwon Chou

The Gores Group

jchou@gores.com

Nicole Phelan

Luminar Technologies, Inc.

press@luminartech.com

John Christiansen/Cassandra Bujarski

Sard Verbinnen & Co

Luminar-SVC@sardverb.com